Subsequent events	12 Months Ended
Dec. 31, 2011
Subsequent events
Subsequent events

(26)              Subsequent events

In January 2012, the Company issued 3,588,025 ordinary shares to Trustbridge at the price of US$ 4.06 per ADS upon the conversion of the remaining US$14.6 million senior secured convertible notes due 2012.  As a result, the senior secured convertible notes have been fully converted accordingly.